                          AXIOHM TRANSACTION SOLUTIONS, INC.

                                STOCK OPTION AGREEMENT

I.  NOTICE OF STOCK OPTION GRANT

    Name:     Malcolm Unsworth
    Address:  Axiohm IPB Inc.
              950 Danby Road
              Ithaca, New York  14850

    In consideration for the surrender and cancellation of your option to purchase 1,583 shares of the Common Stock of Axiohm S.A. and subject to the closing of the merger ("Merger") of AX Acquisition Corporation into DH Technology, Inc. (which will be renamed Axiohm Transaction Solutions, Inc. at the time of the Merger) you have been granted an option to purchase Common Stock of the Company as follows:

    Date of Grant:                     October 2, 1997
                                       ---------------
    Vesting Commencement Date:         October 2, 1997
                                       ---------------
    Exercise Price per Share:          $7.15
                                       ---------------
    Total Number of Shares Granted:    231,118
                                       ---------------
    Total Exercise Price:              $1,652,493.70
                                       ---------------
    Type of Option:                    Nonstatutory Stock Option
                                       -------------------------
    Expiration Date:                   December 31, 2005
                                       -----------------

         VESTING SCHEDULE: This Option may be exercised, in whole or in part, in accordance with the following schedule:

    20% of the shares subject to this Option (46,224 shares) are immediately exercisable; an additional 20% shall become exercisable on January 1 of each year thereafter, beginning with January 1, 1998.

         TERMINATION PERIOD: This Option may be exercised for 60 days after termination of Optionee's employment with the Company or a Subsidiary or Parent, or such longer period as may be applicable upon death or Disability of Optionee as provided in this Option Agreement, but in no event later than the Expiration Date as provided above.


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II.  AGREEMENT

         1. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or such of its Committees as shall be administering the Company's 1992 Stock Option Plan.

         (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under applicable securities laws, California corporate law and the Code.

         (c)  "BOARD" means the Board of Directors of the Company.

         (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (e)  "COMMON STOCK" means the Common Stock of the Company.

         (f) "COMPANY" means Axiohm Transaction Solutions, Inc., a California corporation.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; PROVIDED, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.


         (h)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (i) "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

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

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (m) "NONSTATUTORY STOCK OPTION" means any Option that is not an Incentive Stock Option.

         (n) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p)  "OPTION" means a stock option.

         (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.

         (r) "OPTIONED STOCK" means the Common Stock subject to an Option or Right.

         (s) "OPTIONEE" means an Employee who holds an outstanding Option or Right.

         (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

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

         (u) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

         (v) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (w) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    2. GRANT OF OPTION. Subject to the closing of the Merger, the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant at the exercise price per share set forth in the Notice of Grant (the "Exercise Price").

    3. OPTION CANCELLATION. Optionee currently holds an option to purchase 1,583 shares of the Common Stock of Axiohm S.A. (the "Axiohm Option"). Optionee and Company acknowledge and agree that, notwithstanding any other term or provision of the Axiohm Option, and subject to the closing of the Merger, the Axiohm Option is hereby canceled and surrendered to the Company and Optionee shall have no further rights, claims or benefits in connection with such Axiohm Option. Axiohm S.A. shall be entitled to rely on Optionee's agreements in this paragraph.

    4.   EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions this Option Agreement.

         (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares as to which the Option is being exercised (the "Exercised Shares") and such other representations and agreements as may be required by the Company pursuant to this Agreement. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Shareholders' Services Department of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and any required withholding tax.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

         (a)  cash; or

         (b)  check; or

         (c) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

         (d) surrender of other Shares that (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

    6. TERMINATION OF EMPLOYMENT RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise this Option, but only within such period of time as is determined by the Administrator at the time of grant and specified in the Notice of Grant and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of this Option as set forth in this Option Agreement). To the extent that Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that the Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, this Option shall terminate.

    7. DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time following the date of termination due to Disability not exceeding ten (10) years as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of this Option as set forth in this Option Agreement). To the extent that Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that the Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, this Option shall terminate.

    8. DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise this Option, but only within ten (10) years following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of this Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise this Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise this Option does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, this Option shall terminate.

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by each this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that this Option shall terminate as of a date fixed by the Board and give Optionee the right to exercise this Option as to all or any part of the Optioned Stock, including Shares as to which this Option would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, this Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume this Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise this Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that this Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and this Option will terminate upon the expiration of such period. For the purposes of this paragraph,this Option shall be considered assumed if, immediately following the merger or sale of assets, this Option confers the right to purchase, for each Share of Optioned Stock subject to this Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of this Option, for each Share of Optioned Stock subject to this Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

              (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any portion of this Option outstanding on the date such Change in Control is determined to have occurred that is not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any portion of this Option, to the extent that it is exercisable and vested (including any portion that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to this Option). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

         (e) DEFINITION OF "CHANGE IN CONTROL". For purposes of this Section 11, a "Change in Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

              (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

              (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
(A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

         (f)  CHANGE IN CONTROL PRICE.  For purposes of this Section 11,
"Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

    10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    11. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a) EXERCISING THE OPTION. If this Option does not qualify as an Incentive Stock Option, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee or a former employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (b) DISPOSITION OF SHARES. If the Optionee holds the Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

    12.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of this Option unless the exercise of this Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of this Option the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Option Agreement.


OPTIONEE:                              AXIOHM TRANSACTION SOLUTIONS, INC.


-----------------------------     By:
Signature                                 -------------------------------

-----------------------------      Title:
Print Name                              ----------------------------

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



                                  CONSENT OF SPOUSE

    The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Option Agreement.


                                       --------------------------------
                                       Spouse of Optionee

                                      EXHIBIT A

                          AXIOHM TRANSACTION SOLUTIONS, INC.

                                   EXERCISE NOTICE


Axiohm Transaction Solutions, Inc.
15070 Avenue of Science
San Diego, CA  92128
Attention:  Shareholders' Services Department

    1. EXERCISE OF OPTION. Effective as of today, ___________, 199__, the undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of DH Technology, Inc. (the "Company") under and pursuant to the Stock Option Agreement dated ________ (the "Option Agreement"). The aggregate purchase price for the Shares shall be $___________, as required by the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Agreement, Purchaser shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date the stock certificate evidencing such Shares is issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Option Agreement is incorporated herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and such agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                     Accepted by:

PURCHASER:                        AXIOHM TRANSACTION SOLUTIONS, INC.


-----------------------------     By:
Signature                                 -------------------------------

-----------------------------      Its:
Print Name                             -----------------------------


ADDRESS:                          ADDRESS:

---------------------------       15070 Avenue of Science
                                  San Diego, CA  92128
---------------------------



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